EXHIBIT 10.2

FORM OF LOCK-UP AGREEMENT

April 1, 2021

Kingswood Capital Markets

Division of Benchmark Investments, Inc.

17 Battery Place

New York, New York 10004

Re:	Securities Purchase Agreement, dated March 30, 2021, by and between Integrated Ventures, Inc., and each purchaser identified on the signature pages thereto

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company and with Kingswood Capital Markets (the “Placement Agent”) and the Purchasers (as defined below) that, from the date hereof until 180 days following the date of the Securities Purchase Agreement (the “Purchase Agreement”) entered into by and between Integrated Ventures, Inc. (the “Company”), and each purchaser identified on the signature pages thereto (the “Purchasers”) (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Purchase Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. The Placement Agent may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency. Notwithstanding the foregoing, the restrictions contained herein shall not apply to any shares of Common Stock issued to the undersigned pursuant to any stock or option plan duly adopted by a majority of the Board of Directors for services rendered to the Company or any shares of Common Stock issued to the undersigned pursuant to a registration statement on Form S-8.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each Purchaser to perform under the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

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This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Placement Agent and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each Purchaser and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

By its signature below, the transfer agent of the Company hereby acknowledges and agrees that, reflecting this letter agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

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This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

____________________________

Signature

____________________________

Print Name

____________________________

Position in Company, if any

Address for Notice:

____________________________

____________________________

____________________________

Number of shares of Common Stock

_____________________________________________________________________________

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

INTEGRATED VENTURES, INC.

By: _________________________________

Name:

Title:

Acknowledged and agreed to

as of the date set forth above:

WORLDWIDE STOCK TRANSFER, LLC

By: _________________________________

Name:

Title:

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